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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       September 21, 2001
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                                  IMATRON INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


       0-12405                                            94-2880078
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Commission File Number                      (I.R.S. Employer Identification No.)


           389 Oyster Point Boulevard, South San Francisco, CA 94080
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                (Address of Principal Executive Office)       Zip Code


                                 (650) 583-9964
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

On September 21, 2001, the Registrant entered into an Agreement and Plan of Merger with General Electric Company and Ruby Merger Corp., pursuant to which Ruby Merger Corp., subject to the terms and conditions set forth therein, will merge into the Registrant, which will then become a wholly-owned subsidiary of General Electric Company. The shareholders of the Registrant will receive $1.89 per share of the Registrant's common stock, payable in shares of common stock of General Electric Company. The actual number of shares of General Electric Company stock that each shareholder of the Registrant will receive will be determined based on the trading prices of General Electric Company stock for a period of time prior to the closing of the transaction, in accordance with the Agreement and Plan of Merger. The transaction, which is subject to governmental approvals and approval of the shareholders of the Registrant, is expected to close by the fourth quarter of 2001.

On September 21, 2001, the Registrant and General Electric Company executed a Stock Option Agreement pursuant to which the Registrant granted to General Electric Company an irrevocable option to purchase common stock of the Registrant in an amount up to 19.9% of the total outstanding common shares of the Registrant at the $1.89 per share transaction price subject to the terms and conditions therein.

On September 21, 2001, S. Lewis Meyer, Douglas Boyd, Jose Maria Salema Garcao, and Terry Ross each entered into a Shareholder Agreement with General Electric Company pursuant to which they agreed, among other things, to vote their shares of the Registrant's common stock in favor of the proposed transaction.

Copies of the Agreement and Plan of Merger, Stock Option Agreement and Shareholder Agreements are filed as exhibits hereto and are hereby incorporated by reference.

(c)  Exhibits

Exhibit No.                Description

  99.1 Agreement and Plan of Merger dated September 21, 2001 between Registrant, General Electric Company and Ruby Merger Corp.

  99.2 Stock Option Agreement dated September 21, 2001 between Registrant and General Electric Company.

  99.3 Shareholder Agreement dated September 21, 2001 between S. Lewis Meyer, Douglas Boyd and Jose Maria Salema Garcao and General Electric Company.

  99.4 Shareholder Agreement dated September 21, 2001 between Terry Ross and General Electric Company.

  99.5         Press Release dated September 24, 2001.
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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                        IMATRON INC.


Date: September 24, 2001                By: /s/ S. Lewis Meyer
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                                            S. Lewis Meyer
                                            Chief Executive Officer